Dreyfus
Variable
Investment Fund,
Limited Term
High Income Portfolio
Annual Report


December 31, 1997

Dreyfus Variable Investment Fund, Limited Term High Income Portfolio
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for the Dreyfus Variable Investment Fund -- Limited Term High Income Portfolio. Since the Portfolio's inception on April 30, 1997, through the end of its fiscal year, your Portfolio produced a total return, including share price changes and dividend income, of 9.62%.* This compares with a total return of 10.84% for the Merrill Lynch High Yield Master II Index during the same period.** Income dividends paid from net investment income during the period amounted to approximately $0.772 per share, representing an annualized distribution rate per share of 8.87%.***

ECONOMIC REVIEW

   Inflation seems to have lost its terrors. Not since the oil price collapse in 1986 has it been so restrained. As the economy approached the end of its seventh consecutive year of expansion, inflation seemed to become even more subdued. During the last quarter of 1997, the 12-month pace of consumer price increases fell below the 2% level. Producer prices actually fell at an annual rate of 1.2% over the first 11 months of the year.

   The ongoing fear in financial markets has been that the Federal Reserve Board's (the "Fed") unremitting fight against inflation could lead to further increases in interest rates. Yet the Federal Open Market Committee (F.O.M.C.), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the latest surge of economic growth. The last increase occurred on March 25, 1997 when the F.O.M.C. increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Investor concern about additional monetary restraint centers on the low unemployment rate of just 4.6%, a 24-year low. In particular, there were fears that wages would rise at a rate that could rekindle inflation. Over the last year, the gain in wages after adjusting for inflation was 2%, the sharpest increase in 20 years.

   Not surprisingly, an almost ideal economic climate -- plentiful jobs, low interest rates and dwindling inflation -- has put consumers in an ebullient mood. Though holiday retail sales were below expectations, spending in the third quarter grew at the strongest pace in five years. Since consumer spending accounts for two thirds of all economic activity, consumer attitudes are important indicators of future economic conditions. The Conference Board (a business-sponsored research group) reported in December that its Index of Consumer Confidence rose to its highest level since 1969. So far, the serious economic developments in Asia have not had an inhibiting effect on consumer attitudes.

   The Asian financial crisis, while bound to affect the import/export segment of our economy, may also afford the Fed additional flexibility in implementing monetary policy. While the Fed is concerned about the potential resurgence of inflation, lower-priced Asian imports may counteract upward pressure on the rate of U.S. inflation. Moreover, with our economic expansion mature by any historical precedent (it's the second longest peacetime expansion in this century), a slackening in overseas demand for U.S. products, combined with the lower-priced imports, may help contain economic growth without additional monetary tightening by the Fed. Regardless, it is unlikely that the Fed would raise interest rates and further unsettle the international financial markets while Asian countries struggle to stabilize their currencies in relation to the U.S. dollar. Perhaps the biggest uncertainty ahead is the extent to which the Asian turmoil will affect the U.S. economy. We are particularly vigilant for developments abroad that might have either negative or positive consequences for the portfolio. The trouble in Asia shows the close and sensitive relationship between our economy and the economies around the globe.

MARKET ENVIRONMENT

   Despite the Asian jolt last October, the high yield market continued its long march of positive quarterly returns, going back to 1994. Contributing factors include steady domestic economic growth combined with low inflation, and growing acceptance of high yield securities as an investment asset class. Besides continuing strong cash inflows into high yield mutual funds, growing demand is seen from pension funds, insurance companies, and other types of investors. This demand, combined with accompanied increased market liquidity, has pushed high yield spreads to Treasuries to their narrowest historical levels.

   Good times generally do not last forever. The meltdown of the Asian economies during the fourth quarter of 1997 could prove to be a catalyst for worldwide deflation. If true, it would have negative implications for the high yield market. Since Asia has been an important source of demand growth and low cost manufacturing for all developed economies, lower demand for exports and low prices for imports could have a negative effect on the manufacturing sectors of our domestic economy. Slower economic growth is generally not positive for riskier investments like high yield. The arguments over the strength of the Asian impact rage back and forth between economists and emerging market observers. We think the key investment concept for all investors to take from this is to consider a more defensive investment posture.

   A defensive posture in high yield is generally considered to be one of shortened maturity and duration. This has the double effect of lessening exposure to both interest rate and credit volatility, yet earning potentially higher yields than with short-term investment-grade securities, due to the higher coupons of lower rated issuers. While this strategy would generally underperform the broad high yield market in strong markets for high yield bonds, it can outperform in down markets.

PORTFOLIO OVERVIEW

   The Portfolio has maintained its average effective duration and average effective maturity inside of three years, well below its limits, in a defensive posture. The average effective duration of the Merrill Lynch High Yield Master II Index is approximately four years. The Portfolio's underperformance during this period relative to the broad high yield market as measured by this Index is predominantly due to its shorter effective duration and maturity during a period of falling interest rates.

   Currently, exposure to emerging markets is very limited, and all holdings are denominated in U.S. dollars. Industry emphasis is centered in consumer goods, cable television, broadcasting, and telecommunications -- all industries with limited exposure to any Asian impact. We expect to maintain low emerging markets exposure in the Portfolio.

   The goals of the Portfolio are high current income with a shorter average effective duration and maturity to mitigate interest rate and credit risk. We expect this will provide a defensive investment for high yield investors while offering the opportunity to outperform short-term investment-grade investments.

   We will continue to use intensive credit research to acquire assets consistent with those goals.

                                                  Sincerely,

                                                  /s/ Roger King

                                                  Roger King
                                                  Portfolio Manager

January 20, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
** SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH INC. -- The Merrill Lynch High Yield Master II Index is a market-capitalization weighted index including all domestic and Yankee high yield bonds with at least $100 million par amount outstanding and greater than or equal to one year to maturity. Both interest and price changes are calculated daily based on an accrued schedule and trader pricing. The Index does not take into account charges, fees and other expenses.
*** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.

Dreyfus Variable Investment Fund, Limited Term High Income Portfolio
                                                               December 31, 1997
--------------------------------------------------------------------------------
    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO AND THE MERRILL LYNCH HIGH
                              YIELD MASTER II INDEX


Dollars

$11,084
Merrill Lynch
High Yield
Master II Index*

$10,962
Dreyfus Variable
Investment Fund,
Limited Term High
Income Portfolio

*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.

Actual Aggregate Total Return
--------------------------------------------------------------------------------
                            From Inception (4/30/97)
                              to December 31, 1997
                            ------------------------
                                     9.62%

--------------
Past performance is not predictive of future performance.

The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Limited Term High Income Portfolio on 4/30/97 (Inception Date) to a $10,000 investment made in the Merrill Lynch High Yield Master II Index on that date. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Merrill Lynch High Yield Master II Index is a market capitalization weighted index including all domestic and Yankee high-yield bonds with at least $100 million par amount outstanding and greater than or equal to one year to maturity. Both interest and price changes are calculated daily based on an accrued schedule and trader pricing. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Variable Investment Fund, Limited Term High Income Portfolio
--------------------------------------------------------------------------------
Statement of Investments                                                                                 December 31, 1997


                                                                                               Principal
Bonds & Notes--102.3%                                                                            Amount            Value
-------------------------------------------------------------------------------             ---------------    -------------
     Aircraft & Aerospace--8.7%  AM General,
                                    Sr. Notes, 12 7/8%, 2002...................                $  500,000        $   540,000
                                 Fairchild,
                                    Sub. Deb, 12%, 2001........................                 1,000,000          1,005,000
                                 Rocal, Ltd.,
                                    Collateralized Global Medium Term Notes
                                    (Gtd. by Embraer-Empresa Brasileira de
                                    Aeronautica S.A.), 10 1/4%, 1998...........                   676,000(a)         676,845
                                 Sequa,
                                    Sr. Sub. Notes, 9 3/8%, 2003...............                   500,000            518,750
                                                                                                                 -----------
                                                                                                                   2,740,595
                                                                                                                 -----------
             Broadcasting--1.6%  Scandinavian Broadcasting System SA,
                                    Conv. Sub. Deb., 7 1/4%, 2005..............                   500,000            502,500
                                                                                                                 -----------
       Building Materials--5.2%  Associated Materials,
                                    Sr. Sub. Notes, 11 1/2%, 2003..............                   500,000            537,500
                                 Emcor Group,
                                    Notes, Ser. C, 11%, 2001...................                   560,657            585,886
                                 Nortek,
                                    Sr. Sub. Notes, 9 7/8%, 2004...............                   500,000            512,500
                                                                                                                 -----------
                                                                                                                   1,635,886
                                                                                                                 -----------
         Cable Television--4.9%  CCA Holdings,
                                    Sr. Sub. Notes, Zero Coupon, 1999..........                   932,840            715,000
                                 Helicon Group,
                                    Sr. Secured Notes, Ser. B, 11%, 2003.......                   500,000            540,000
                                 Marcus Cable Operating, L.P.,
                                    Gtd. Sr. Sub. Discount Notes, Zero Coupon, 1999               160,000(b)         148,800
                                 United International Holdings,
                                    Sr. Discount Notes, Ser. B, Zero Coupon, 1999                 165,000            137,775
                                                                                                                 -----------
                                                                                                                   1,541,575
                                                                                                                 -----------
                Chemicals--1.7%  Trans-Resources,
                                    Sr. Sub. Notes, Ser. B, 11 7/8%, 2002......                   500,000            527,500
                                                                                                                 -----------
                Consumer--10.6%  BPC Holding,
                                    Sr. Secured Notes, 12 1/2%, 2006 ..........                   500,000            552,500
                                 Coleman Holdings,
                                    Sr. Secured First Priority Discount Notes,
                                    Zero Coupon, 2001..........................                 1,000,000            667,500
                                 Hosiery Corp. of America
                                    Sr. Sub. Exchange Notes, 13 3/4%, 2002.....                   500,000            542,500
                                 Revlon Worldwide,
                                    Sr. Secured Discount Notes, Zero Coupon, 2001               2,250,000          1,563,750
                                                                                                                 -----------
                                                                                                                   3,326,250
                                                                                                                 -----------

Dreyfus Variable Investment Fund, Limited Term High Income Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                                    December 31, 1997


                                                                                               Principal
Bonds & Notes (continued)                                                                        Amount            Value
-------------------------------------------------------------------------------             ---------------    -------------
                   Energy--3.7%  DeepTech International,
                                    Sr. Secured Notes, 12%, 2000...............                $  450,000        $   480,375
                                 Kelly Oil & Gas:
                                    Conv. Deb., 81/2%, 2000....................                   450,000            446,063
                                    Conv. Sub. Notes, 7 7/8%, 1999.............                   260,000            249,600
                                                                                                                 -----------
                                                                                                                   1,176,038
                                                                                                                 -----------
            Entertainment--1.2%  Six Flags Theme Parks,
                                    Sr. Sub. Notes, Ser. A, Zero Coupon, 1998..                   360,000(c)         385,200
                                                                                                                ------------
       Food and Beverages--4.1%  Envirodyne Industries:
                                    Sr. Notes, 10 1/4%, 2001...................                   180,000            178,200
                                    Sr. Secured Notes, Ser. B, 12%, 2000.......                    75,000             80,531
                                 RC/ Arbys,
                                    Gtd. Sr. Notes, 9 3/4%, 2000...............                 1,000,000          1,023,750
                                                                                                                ------------
                                                                                                                   1,282,481
                                                                                                                ------------
          Forest Products--5.2%  Maxxam Group Holdings,
                                    Sr. Secured Notes, 12%, 2003...............                 1,500,000          1,627,500
                                                                                                                ------------
                   Gaming--3.2%  Coast Hotels and Casinos,
                                    First Mortgage Notes, 13%, 2002............                   400,000            454,000
                                 Majestic Star Casino, LLC,
                                    Sr. Exchange Secured Notes, 12 3/4%, 2003..                   500,000            542,500
                                                                                                                ------------
                                                                                                                     996,500
                                                                                                                ------------
            Home Building--1.7%  KHE Finance,
                                    Sub. Notes (Gtd. by Hovnanian Enterprises),
                                    11 1/4%, 2002..............................                   500,000            526,250
                                                                                                                ------------
                 Metals--14.0.%  Earle M. Jorgensen,
                                    Sr. Notes, 10 3/4%, 2000...................                   500,000            511,250
                                 Renco Metals,
                                    Sr.  Notes, 11 1/2%, 2003..................                   410,000            437,675
                                 Republic Engineered Steels,
                                    First Mortgage Notes, 9 7/8%, 2001.........                 2,499,000          2,411,535
                                 Russel Metals,
                                    Sr. Notes, 10 1/4%, 2000...................                 1,000,000          1,038,750
                                                                                                                ------------
                                                                                                                   4,399,210
                                                                                                                ------------
    Paper & Paper Related--2.9%  Repap New Brunswick,
                                    Sr. Notes, 9 1/16%, 2000...................                   500,000(d)         495,000
                                 Stone Container,
                                    Sr. Notes, 11 7/8%, 1998...................                   400,000            413,000
                                                                                                                ------------
                                                                                                                     908,000
                                                                                                                ------------



Dreyfus Variable Investment Fund, Limited Term High Income Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                                   December 31, 1997


                                                                                               Principal
Bonds & Notes (continued)                                                                        Amount            Value
-------------------------------------------------------------------------------             ---------------    -------------
                   Retail--3.7%  Duane Reade Holding:
                                    Sr. Notes, 12%, 2002.......................                $  500,000        $   525,000
                                    Sub. Notes, Zero Coupon, 1999..............                   750,000(e)         628,125
                                                                                                                 -----------
                                                                                                                   1,153,125
                                                                                                                 -----------
               Technology--6.1%  The Learning Company,
                                    Conv. Sr. Notes, 5 1/2%, 2000 .............                 1,115,000(a)       1,002,106
                                 Unisys,
                                    Sr. Notes, 10 5/8%, 1999...................                   900,000            922,500
                                                                                                                 -----------
                                                                                                                   1,924,606
                                                                                                                 -----------

       Telecommunications--6.3%  Call-Net Enterprises,
                                    Sr. Discount Notes, Zero Coupon, 1999......                   500,000(f)         458,125
                                 Dial Call Communications,
                                    Sr. Discount Notes, Zero Coupon 1998.......                   500,000(g)         478,750
                                 Microcell Telecommunications,
                                    Sr. Discount Notes, Zero Coupon 2001.......                 1,000,000(h)         675,000
                                 Orion Network Systems,
                                    Sr. Discount Notes, Zero Coupon 2002.......                   500,000(i)         373,750
                                                                                                                 -----------
                                                                                                                   1,985,625
                                                                                                                 -----------
                 Textiles--3.2%  Sassco Fashion,
                                    Notes, 12 3/4%, 2004.......................                   500,000            527,500
                                 Texfi Industries,
                                    Sr. Sub. Deb., 8 3/4%, 1999................                   500,000            495,000
                                                                                                                 -----------
                                                                                                                   1,022,500
                                                                                                                 -----------
           Transporation--14.3%  Aerovias de Mexico S.A.:
                                    Deb., 9 3/4%, 2000.........................                   500,000            484,950
                                    Deb., 9 3/4%, 2000.........................                 1,000,000(a)         969,900
                                 Atlantic Coast Airlines,
                                    Gtd. Pass Through Ctfs,
                                    Ser. 1997-1D, 7.97%, 2000 .................                   305,000(a)         305,000
                                 CHC Helicopter,
                                    Sr. Sub. Notes, 11 1/2%,  2002 (Units).....                   500,000(j)         536,250
                                 Moran Transportation,
                                    First Preferred Ship Mortgage Notes,
                                    11 3/4%, 2004..............................                 1,000,000          1,120,000
                                 Union Pacific,
                                    Sub. Deb., 5 1/2%, 2033 ...................                   181,000            156,332
                                 ValuJet,
                                    Sr. Notes, 10 1/4%, 2001...................                 1,000,000            930,000
                                                                                                                 -----------
                                                                                                                   4,502,432
                                                                                                                 -----------
                                 TOTAL BONDS AND NOTES
                                    (cost $32,179,867).........................                                  $32,163,773
                                                                                                                 ===========

Dreyfus Variable Investment Fund, Limited Term High Income Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                                     December 31, 1997



Preferred Stocks--1.5%                                                                           Shares            Value
-------------------------------------------------------------------------------             ---------------    -------------
             Cable Television;   Time Warner,
                                    Cum., Ser.K, $102.50
                                    (cost $ 472,575) ..........................                   430            $   483,750
                                                                                                                 ===========

TOTAL INVESTMENTS (cost $32,652,442)...........................................                103.8%            $32,647,523
                                                                                               ======            ===========
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                 (3.8%)           $(1,193,152)
                                                                                               ======            ===========
NET ASSETS.....................................................................                100.0%            $31,454,371
                                                                                               ======            ===========

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualifed institutional buyers. At December 31, 1997, these securities amounted to $2,953,851 or 9.4% of net assets.
(b) Zero coupon until 8/1/1999, date on which a stated coupon rate of 13 1/2% becomes effective; the stated maturity date is 8/1/2004.
(c) Zero coupon until 6/15/1998, date on which a stated coupon rate of 12 1/4% becomes effective; the stated maturity date is 6/15/2005.
(d) Variable rate security -- interest rate subject to periodic changes.
(e) Zero coupon until 9/15/1999, date on which a stated coupon rate of 15% becomes effective; the stated maturity date is 9/15/2004.
(f) Zero coupon until 12/1/1999, date on which a stated coupon rate of 13 1/4% becomes effective; the stated maturity date is 12/1/2004.
(g) Zero coupon until 12/15/1998, date on which a stated coupon rate of 10 1/4% becomes effective; the stated maturity date is 12/15/2005.
(h) Zero coupon until 12/1/2001, date on which a stated coupon rate of 14% becomes effective; the stated maturity date is 6/1/2006.
(i) Zero coupon until 1/15/2002, date on which a stated coupon rate of 12 1/2% becomes effective; the stated maturity date is 1/15/2007.
(j) With warrants to purchase common stock.




                       See notes to financial statements.



Dreyfus Variable Investment Fund, Limited Term High Income Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                                  December 31, 1997


                                                                                                  Cost            Value
                                                                                               -----------     -----------
ASSETS:                       Investments in securities--See Statement of Investments          $32,652,442     $32,647,523
                              Cash.............................................                                    592,523
                              Dividends and interest receivable................                                    615,441
                                                                                                               -----------
                                                                                                                33,855,487
                                                                                                               -----------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                     18,436
                              Bank loan payable--Note 3........................                                  2,336,000
                              Interest payable.................................                                     18,662
                              Accrued expenses.................................                                     28,018
                                                                                                               -----------
                                                                                                                 2,401,116
                                                                                                               -----------

NET ASSETS.....................................................................                                $31,454,371
                                                                                                               ===========

REPRESENTED BY:               Paid-in capital..................................                                $31,426,602
                              Accumulated undistributed investment income--net.                                     27,501
                              Accumulated net realized gain (loss) on investments                                    5,187
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 5.........................                                     (4,919)
                                                                                                               -----------
NET ASSETS.....................................................................                                $31,454,371
                                                                                                               ===========

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                  2,441,818

NET ASSET VALUE, offering and redemption price per share.......................                                     $12.88
                                                                                                                    ======






                       See notes to financial statements.

Dreyfus Variable Investment Fund, Limited Term High Income Portfolio
--------------------------------------------------------------------------------
Statement of Operations
from April 30, 1997 (commencement of operations) to December 31, 1997


INVESTMENT INCOME

INCOME:                       Interest...................................                 $1,493,184
                              Cash dividends.............................                     56,303
                                                                                          ----------
                                   Total Income..........................                                     $1,549,487

EXPENSES:                     Investment advisory fee--Note 4(a).........                     88,699
                              Interest expense--Note 3...................                     27,405
                              Auditing fees..............................                     12,500
                              Registration fees..........................                      9,271
                              Prospectus and shareholders' reports.......                      8,127
                              Custodian fees--Note 4(a)..................                      3,656
                              Legal fees.................................                      1,854
                              Shareholder servicing costs................                        284
                              Trustees' fees and expenses--Note 4(b).....                        126
                              Miscellaneous..............................                      2,686
                                                                                          ----------
                                   Total Expenses........................                    154,608
                              Less--reduction in investment advisory fee due to
                                undertaking--Note 4(a)...................                     (6,291)
                                                                                          ----------
                                   Net Expenses..........................                                        148,317
                                                                                                              ----------

INVESTMENT INCOME--NET...................................................                                      1,401,170

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:

                              Net realized gain (loss) on investments....                 $   84,444
                              Net unrealized appreciation (depreciation) on
                                investments..............................                     (4,919)
                                                                                          ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....................                                         79,525
                                                                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $1,480,695
                                                                                                              ==========




                       See notes to financial statements.

Dreyfus Variable Investment Fund, Limited Term High Income Portfolio
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
from April 30, 1997 (commencement of operations) to December 31, 1997


OPERATIONS:
   Investment income--net...............................................................                  $ 1,401,170
   Net realized gain (loss) on investments..............................................                       84,444
   Net unrealized appreciation (depreciation) on investments............................                       (4,919)
                                                                                                          -----------
      Net Increase (Decrease) in Net Assets Resulting from Operations...................                    1,480,695
                                                                                                          -----------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net...............................................................                   (1,373,669)
   Net realized gain on investments.....................................................                      (79,257)
                                                                                                          -----------
      Total Dividends...................................................................                   (1,452,926)
                                                                                                          -----------
BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold........................................................                   42,612,122
   Dividends reinvested.................................................................                    1,452,926
   Cost of shares redeemed..............................................................                  (12,638,446)
                                                                                                          -----------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions...........                   31,426,602
                                                                                                          -----------

         Total Increase (Decrease) in Net Assets........................................                   31,454,371

NET ASSETS:
   Beginning of Period..................................................................                       --
                                                                                                          -----------
   End of Period........................................................................                  $31,454,371
                                                                                                          ===========

Undistributed investment income--net....................................................                  $    27,501
                                                                                                          -----------

                                                                                                             Shares
                                                                                                          -----------
CAPITAL SHARE TRANSACTIONS:
   Shares sold..........................................................................                    3,290,062
   Shares issued for dividends reinvested...............................................                      112,339
   Shares redeemed......................................................................                     (960,583)
                                                                                                          -----------

      Net Increase (Decrease) in Shares Outstanding.....................................                    2,441,818
                                                                                                          ===========



                       See notes to financial statements.

Dreyfus Variable Investment Fund, Limited Term High Income Portfolio
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period from April 30, 1997 (commencement of operations) to December 31, 1997. This information has been derived from the Series' financial statements.


PER SHARE DATA:
   Net asset value, beginning of period..........................................................            $12.50
                                                                                                             ------

   Investment Operations:
   Investment income--net........................................................................               .78
   Net realized and unrealized gain (loss) on investments........................................               .41
                                                                                                             ------
   Total from Investment Operations..............................................................              1.19
                                                                                                             ------
   Distributions:
   Dividends from investment income--net.........................................................              (.77)
   Dividends from net realized gain on investments...............................................              (.04)
                                                                                                             ------
   Total Distributions...........................................................................              (.81)
                                                                                                             ------
   Net asset value, end of period................................................................            $12.88
                                                                                                             ======

TOTAL INVESTMENT RETURN..........................................................................             14.27%(1)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets.............................................               .89%(1)
   Ratio of interest expense to average net assets...............................................               .20%(1)
   Ratio of net investment income to average net assets..........................................             10.27%(1)
   Decrease reflected in above expense ratio
      due to undertaking by the Manager..........................................................               .05%(1)
   Portfolio Turnover Rate.......................................................................             37.98%(2)
   Net Assets, end of period (000's Omitted).....................................................           $31,454

-----------
(1)   Annualized.
(2)   Not annualized.




                       See notes to financial statements.

Dreyfus Variable Investment Fund, Limited Term High Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

   Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company, currently offering thirteen series, including the Limited Term High Income Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

   (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments in U.S. Government obligations, including U.S. Treasury Bills, are valued at the mean between quoted bid and asked prices. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Investments denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (D) FEDERAL INCOME TAXES: It is the policy of the Series to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Variable Investment Fund, Limited Term High Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3--Bank Line of Credit:

   Effective July 30, 1997, the Series may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Series at rates which are related to the Federal Funds rate in effect at the time of borrowings.

   The average daily amount of borrowings outstanding during the period ended December 31, 1997 was approximately $618,000, with a related weighted average annualized interest rate of 6.61%.

NOTE 4--Investment Advisory Fee and Other TransactionsWith Affiliates:

   (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the Series' average daily net assets and is payable monthly. Dreyfus had undertaken from April 30, 1997 (commencement of operations) through December 31, 1997, to reduce the management fee paid by or reimburse such excess expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, to the extent that such expenses exceeded an annual rate of 1% of the value of the Series' average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $6,291 during the period ended December 31, 1997.

   The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.

   The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended December 31, 1997, the Series was charged $3,656 pursuant to the custody agreement.

   (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 5--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1997, amounted to $39,558,427 and $7,614,843, respectively.

   At December 31, 1997, accumulated net unrealized depreciation on investments was $4,919, consisting of $211,869 gross unrealized appreciation and $216,788 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Variable Investment Fund, Limited Term High Income Portfolio
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Limited Term High Income Portfolio (one of the Series constituting Dreyfus Variable Investment Fund) as of December 31, 1997, and the related statements of operations and changes in net assets and financial highlights for the period from April 30, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Limited Term High Income Portfolio at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period from April 30, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.

                                                  Ernst & Young LLP

New York, New York
February 5, 1998


Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Series hereby designates 3.67% of the ordinary dividends paid during the fiscal year ended December 31, 1997 as qualifying for the corporate dividends received deduction.

Dreyfus Variable Investment Fund,
Limited Term High Income Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.               156AR9712